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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 17, 2003

                           COMMISSION FILE NO. 1-11727

                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                        73-1493906
(STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (918) 492-7272
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.  See Exhibit Index.

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein is being furnished under Item 9 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On December 17, 2003, we held a conference call to discuss the previously announced transaction to combine our retail propane operations with the natural gas midstream operations of Energy Transfer Company. The transcript of this conference call is attached as Exhibit No. 99.1.


                                      -2-
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HERITAGE PROPANE PARTNERS, L.P.
                                   BY: U.S. Propane, L.P., its general partner
                                   BY: U.S. Propane, L.L.C., the general partner
                                       of U.S. Propane, L.P.


Date:  December 18, 2003                By: /s/ MICHAEL L. GREENWOOD
      ---------------------                ------------------------------------
                                           Michael L. Greenwood
                                           Vice President and Chief Financial
                                           Officer and officer duly authorized
                                           to sign on behalf of the registrant

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                                  EXHIBIT INDEX

   EXHIBIT NO.                          DESCRIPTION
----------------        ---------------------------------------------------
         99.1           Transcript of Conference Call on December 17, 2003.